                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 26, 2003


                          ACTIVE IQ TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                        1-12401               41-2004369
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


     800 Nicollet Mall, Suite 2690
        Minneapolis, Minnesota                                     55402
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (612) 664-0570




          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.


On June 26, 2003, the Registrant entered into a Joint Venture and Joint Contribution Agreement with Hawk Precious Minerals Inc., a corporation organized under the laws of the Canadian Province of Ontario, and its wholly owned subsidiary Hawk Precious Minerals USA, Inc., a Minnesota corporation, with respect to the formation and operation of a joint venture entity, Active Hawk Minerals, LLC, a Minnesota limited liability company. Under the terms of the transaction, five members of the Registrant's board of directors resigned and were replaced by four new directors, three of whom were designated by Hawk Precious Minerals Inc. In addition, the Registrant's Chief Executive Officer resigned and was replaced by H. Vance White, a designee of Hawk Precious Minerals Inc. In connection with the joint venture, the Registrant issued 3,750,000 shares of its common stock, $0.01 par value, to Hawk Precious Minerals USA, Inc., which issuance represents beneficial ownership of 21.9% of the Registrant's common stock. The Registrant currently holds a 50% equity interest in the joint venture, Active Hawk Minerals, LLC, and has an option to purchase the equity interest of Hawk Precious Minerals USA, Inc. on or prior to October 6, 2003. In connection with the formation and organization of the joint venture, the Registrant also entered into a Member Control Agreement with Hawk Precious Minerals USA, Inc.

The Registrant is attaching the Joint Venture and Joint Contribution Agreement and the Member Control Agreement as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and such exhibits are incorporated herein by reference. In addition, the Registrant is attaching as Exhibit 99.1 a Press Release dated June 30, 2003, with respect to the joint venture transaction which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

           EXHIBIT    DESCRIPTION OF DOCUMENT
           -------    -----------------------

            10.1 Joint Venture and Joint Contribution Agreement, dated June 26, 2003, by and among Active IQ Technologies, Inc., Hawk Precious Minerals Inc., and Hawk Precious Minerals USA, Inc.

            10.2 Member Control Agreement of Active Hawk Minerals, LLC dated June 26, 2003

            99.1      Press Release dated June 30, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ACTIVE IQ TECHNOLOGIES, INC.

Date:  July 1, 2003                              By:     /s/ Mark D. Dacko
                                                      --------------------------
                                                      Mark D. Dacko
                                                      Chief Financial Officer

                                  EXHIBIT INDEX


            EXHIBIT    DESCRIPTION OF DOCUMENT
            -------    -----------------------

             10.1 Joint Venture and Joint Contribution Agreement, dated June 26, 2003, by and among Active IQ Technologies, Inc., Hawk Precious Minerals Inc., and Hawk Precious Minerals USA, Inc.

             10.2 Member Control Agreement of Active Hawk Minerals, LLC dated June 26, 2003

             99.1      Press Release dated June 30, 2003